UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 16, 2004
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                           GTECH Holdings Corporation
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    Delaware
                                -----------------
                 (State or other jurisdiction of incorporation)

          1-11250                                  05-0450121
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 (Commission File Number)               (IRS Employer Identification Number)

              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of Principal Executive Offices) (Zip Code)

                    Registrant's telephone number, including
                            area code: 401-392-1000
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 8.01.  Other Events.
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     This Report  incorporates  by reference the press  release  issued by GTECH
Holdings Corporation ("GTECH") on November 16, 2004, a copy of which is attached as Exhibit 99(a) hereto, announcing GTECH's intent to offer approximately $250 million in aggregate principal amount of five year and ten year senior notes, subject to market and other conditions, in an unregistered offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

                                    SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GTECH HOLDINGS CORPORATION


                                        By: /s/ Michael K. Prescott
                                           -------------------------------------
                                            Michael K. Prescott
                                            Vice President and Deputy General
                                             Counsel

Dated:  November 16, 2004

                                  Exhibit Index

         Exhibit Number                  Description
         ----------------------          --------------

         Exhibit 99(a)                   Press Release dated November 16, 2004